UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2015

Lapolla Industries, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Intercontinental Business Park

15402 Vantage Parkway East, Suite 322, Houston, Texas 77032

(Address of Principal Executive Offices and Zip Code)

(281) 219-4700

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAPOLLA INDUSTRIES, INC.

FORM 8-K

JANUARY 21, 2015

(i)

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Loan and Security Agreement

On January 23, 2015, the Company and Bank of America, N.A. entered into a Twelfth Amendment (the “Amendment”) to that certain Loan and Security Agreement dated August 31, 2010, as amended from time to time (the “Loan Agreement”). Pursuant to the Amendment, certain definitions were changed and a new definition was added in the Loan Agreement as follows: (1) Fixed Charge Coverage Ratio was changed to the ratio, determined for any period on a consolidated basis for the Company, of (a) the sum of (i) EBITDA, (ii) Subordinated Debt incurred during such period on or after August 31, 2014 (other than the Twelfth Amendment Subordinated Debt), and (iii) up to $267,000 in Accounts charged off by the Company in August, 2014, to (b) the sum of Capital Expenditures (except those financed with Borrowed Money other than Revolver Loans), cash taxes paid, interest expense (other than payment-in-kind), principal payments made on Borrowed Money other than Revolver Loans, excluding (solely) principal payments made on the Subordinated Term Debt due December 1, 2013, in an amount not exceeding $150,000, and Distributions made, in each case determined for such period; (2) Revolver Termination Date was changed (extended) to March 31, 2016; and (3) Twelfth Amendment Subordinated Debt was added defining Subordinated Debt loaned to the Company by Richard Kurtz in an amount at least equal to $250,000, required as a condition to the effectiveness of the Twelfth Amendment to Loan and Security Agreement, dated as of January 23, 2015. Refer to Section 2.03 below for more information on the Subordinated Debt.

The foregoing summary of the Amendment contained herein is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 10.11 and the Loan Agreement, including relevant prior amendments to the Loan Agreement, filed as Exhibits 10.1 through 10.10 with the Securities and Exchange Commission on the dates indicated in Item 9.01.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03. Creation of a Direct Financial Obligation

On January 21, 2015, the Company borrowed $250,000 from the Chairman of the Board and majority stockholder as a condition precedent to entering into the Amendment described in Section 1.01 above and entered into a promissory note (the “Kurtz Note”). Pursuant the Kurtz Note, the Company agreed to pay eight percent (8%) per annum on the principal balance of $250,000 and repay the principle balance on June 10, 2017. The Kurtz Note is subordinated to the Loan Agreement (described in Item 1.1 above) and the Note Purchase Agreement dated December 10, 2013, as amended from time to time, between the Company and Enhanced Jobs for Texas Fund, LLC and Enhanced Credit Supported Loan Fund, LP (the “Note Purchase Agreement”). See also Section 1.01 above.

The foregoing summary of the Kurtz Note contained herein is qualified in its entirety by reference to the full text of the Kurtz Note attached hereto as Exhibit 10.15. The Note Purchase Agreement, including amendments, are filed as Exhibits 10.12 through 10.14.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Bank of American Loan and Security Agreement dated August 31, 2010 and effective September 1, 2010 (incorporated by reference to Exhibit 10.1 to Form 8-K dated September 1, 2010, filed September 7, 2011).
10.2	First Amendment dated November 10, 2010 and effective August 31, 2010, to Bank of America Loan Agreement dated August 31, 2010 (incorporated by reference to Exhibit 10.1 to Form 8-K dated November 10, 2010, filed November 18, 2010).
10.3	Third Amendment dated May 11, 2011 to that certain Loan and Security Agreement between Lapolla and Bank of America dated August 31, 2010 (incorporated by reference to Exhibit 10.2 to Form 10-Q for the quarterly period ended March 31, 2011, filed May 16, 2011).
10.4	Fourth Amendment dated August 17, 2011 to that certain Loan and Security Agreement between Lapolla and Bank of America dated August 31, 2010 (incorporated by reference to Exhibit 10.5 to Form 10-Q dated June 30, 2011, filed August 19, 2011).
10.5	Sixth Amendment dated April 16, 2012 to that certain Loan and Security Agreement between Lapolla and Bank of America dated August 31, 2010 (incorporated by reference to Exhibit 10.48 to Form 10-K for the year ended December 31, 2011, filed April 16, 2012)

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS - continued

Item 9.01. Financial Statements and Exhibits - continued

(d) Exhibits - continued

Exhibit Number	Description
10.6	Seventh Amendment dated June 29, 2012 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.6 to Form 8-K dated June 29, 2012, filed July 6, 2012)
10.7	Eighth Amendment dated November 15, 2012 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to Form 10-Q dated September 30, 2012, filed November 19, 2012).

10.8	Ninth Amendment dated May 3, 2013 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to Form 10-Q dated March 31, 2013, filed May 13, 2013).
10.9	Tenth Amendment dated December 10, 2013 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.6 to Form 8-K dated December 10, 2013, filed December 16, 2013).
10.10	Eleventh Amendment dated November 14, 2014 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to Form 10-Q dated September 30, 2014, filed November 17, 2014).
10.11*	Twelfth Amendment dated January 23, 2015 to Loan and Security Agreement dated August 31, 2010, as amended, between Lapolla Industries, Inc. and Bank of America, N.A.
10.12	Note Purchase Agreement between Lapolla and Enhanced dated December 10, 2013 (incorporated by reference to Exhibit 10.1 to Form 8-K dated December 10, 2013, filed December 16, 2013).
10.13	First Amendment dated April 8, 2014 to that certain Note Purchase Agreement between Lapolla and Enhanced dated December 10, 2013 (incorporated by reference to Exhibit 10.74 to Form 10-K dated December 31, 2013, filed April 10, 2014.
10.14	Second Amendment dated November 14, 2014 to that certain Note Purchase Agreement between Lapolla and Enhanced dated December 10, 2013 (incorporated by reference to Exhibit 10.3 to Form 10-Q dated September 30, 2014, filed November 17, 2014).
10.15*	Promissory Note dated January 21, 2015 between Lapolla Industries, Inc. and Richard J. Kurtz

*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 2015	LAPOLLA INDUSTRIES, INC.

By: /s/ Michael T. Adams, EVP
Michael T. Adams
Executive Vice President